                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|    Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|    Definitive Proxy Statement

|_|    Definitive Additional Materials

|_|    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                  Semiconductor Laser International Corporation

-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)       Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------
       2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------
       4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------
       5) Total fee paid:

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|_|    Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)       Amount Previously Paid:

       2)       Form, Schedule or Registration Statement No.:

       3)       Filing Party:

       4)       Date Filed:

                  SEMICONDUCTOR LASER INTERNATIONAL CORPORATION
                                  15 LINK DRIVE
                           BINGHAMTON, NEW YORK 13904

                               ------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 14, 1999

                               -------------------

         NOTICE IS HEREBY GIVEN that a special meeting of Stockholders (the "Special Meeting") of Semiconductor Laser International Corporation (the "Corporation") will be held at the offices of the Corporation, 15 Link Drive, Binghamton, New York, on Tuesday, December 14, 1999, at 1:00 p.m., local time, for the following purposes:

         1. To approve an amendment of the Corporation's Certificate of Incorporation to increase the authorized number of shares of common stock, par value $.01 per share ("Common Stock"), from 20,000,000 to 75,000,000; and

         2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those stockholders who will be entitled to notice of, and to vote at, the Special Meeting and at any adjournments or postponements thereof is November 12, 1999. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at the offices of the Corporation.

         WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE SPECIAL MEETING.


                                            By Order of the Board of Directors,


                                            GEOFFREY T. BURNHAM
                                            Chairman of the Board

Binghamton, New York
November __, 1999

                  SEMICONDUCTOR LASER INTERNATIONAL CORPORATION
                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of Semiconductor Laser International Corporation, a Delaware Corporation (the "Corporation"), for the Special Meeting of Stockholders (the "Special Meeting") to be held at the offices of the Corporation, 15 Link Drive, Binghamton, New York, on Tuesday, December 14, 1999, at 1:00 p.m. a.m., local time, and at any adjournments or postponements of the Special Meeting.

         These proxy solicitation materials were mailed on or about November 15, 1999 to all stockholders entitled to vote at the Special Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

PURPOSES OF THE SPECIAL MEETING

         The purposes of the Special Meeting are (i) to approve an amendment of the Corporation's Certificate of Incorporation (the "Certificate of Incorporation") to increase the authorized number of shares of common stock, par value $.01 per share ("Common Stock"), from 20,000,000 to 75,000,000; and (ii) to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE AND SHARES OUTSTANDING

         Stockholders of record at the close of business on November 12, 1999 (the "Record Date") are entitled to notice of, and to vote at the Special Meeting. At the Record Date, ________ shares of the Corporation's Common Stock were issued and outstanding.

VOTING

         A majority of outstanding shares as of the Record Date will constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Special Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

         The favorable vote of a majority of the outstanding voting shares of the Corporation present in person or represented by proxy at the Special Meeting, together with the affirmative vote of a majority of the required quorum, is required to approve an amendment of the Certificate of

Incorporation to increase the authorized number of shares of Common Stock from 20,000,000 to 75,000,000. Abstentions are counted as a vote against the proposal being considered. Broker non- votes will have no effect on the outcome of the proposal set forth above. There are no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon.

REVOCABILITY OF PROXIES

         Whether or not you are able to attend the Special Meeting, you are urged to vote your proxy, which is solicited by the Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event that no instructions are given, such proxies will be voted (i) for the proposal to approve an amendment of the Certificate of Incorporation to increase the authorized number of shares of Common Stock from 20,000,000 to 75,000,000 and
(ii) in the discretion of the proxies named in the proxy card on any other proposals to properly come before the Special Meeting or any adjournments or postponements thereof. You may revoke or change your proxy at any time before the Special Meeting. To do this, send a written notice of revocation of another signed proxy with a later date to the Chief Executive Officer at the Corporation's principal executive office before the beginning of the Special Meeting. You may also revoke your proxy by attending the Special Meeting and voting in person.

SOLICITATION OF PROXIES

         The cost of soliciting proxies has been or will be borne by the Corporation. In addition, directors, officers and employees of the Corporation may solicit proxies personally or by telephone or other means of communications. Although there is no formal agreement to do so, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Corporation may reimburse them for any attendant expenses.

          APPROVAL OF AN AMENDMENT OF THE CERTIFICATE OF INCORPORATION

GENERAL

         Stockholders are being asked to approve an amendment of the Certificate of Incorporation to increase the authorized number of shares of Common Stock from 20,000,000 to 75,000,000. The Board of Directors authorized an amendment of the Certificate of Incorporation on November 2, 1999. The full text of the proposed amendment of the Certificate of Incorporation is set forth on Exhibit
A. The text of the amendment of the Certificate of Incorporation is subject to change as may be required by the Secretary of State of the State of Delaware.

         The Certificate of Incorporation currently provides that the Corporation is authorized to issue two classes of stock, consisting of 20,000,000 share of Common Stock and 5,000,000 shares of preferred stock, $.01 par value per share ("Preferred Stock"). At the Record Date, _______ shares of Common Stock were issued and outstanding and 1,000,000 shares of Preferred Stock were issued and outstanding.

PURPOSE AND EFFECT OF AN AMENDMENT OF THE CERTIFICATE OF INCORPORATION

         The proposed amendment of the Certificate of Incorporation will authorize sufficient additional shares of Common Stock to provide the Corporation the flexibility to issue additional shares for the purpose of raising equity capital, completing corporate transactions and issuing shares in connection with the corporation's stock option or other employee benefit plans which may be adopted in the future. The Corporation is currently seeking additional equity capital in a private placement. The proposed amendment of the Certificate of Incorporation, authorizing an additional 55,000,000 shares of Common Stock, would facilitate the Corporation's ability to accomplish these goals and other business and financial objectives in the future without the necessity of delaying such activities for further Stockholder approval, except as may be required in particular cases by the Corporation's charter documents, applicable law or the rules of any stock exchange or other system on which the Corporation's securities may be listed. Future issuances of additional shares of Common Stock or securities convertible into Common Stock, whether pursuant to a corporate transaction, would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing Stockholders. The availability of additional shares of Common Stock could also discourage or make more difficult efforts to obtain control of the Corporation.

AMENDMENT OF THE CERTIFICATE OF INCORPORATION

         If approved, Article Fourth of the Certificate of Incorporation would be amended and restated as follows:

         "The Total number of shares of all classes of capital stock which the Corporation shall have the authority to issues is eighty million (80,000,000) shares divided into two classes of which five million (5,000,000) shares of par value $.01 per share shall be designated Preferred Stock and seventy five million (75,000,000) shares of par value $.01 per share shall be designated Common Stock."

SHAREHOLDER APPROVAL

         The affirmative vote of a majority of the outstanding voting shares of the Corporation is required for approval of the proposed amendment of the Certificate of Incorporation at the Special Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors believes that the amendment of the Certificate of Incorporation is necessary to provide the Corporation agility and flexibility over the upcoming years. The Board of Directors therefore recommends that Stockholders vote FOR the approval of an amendment of the Certificate of Incorporation. The Board of Directors reserves the right to withdraw the proposal to amend the Certificate of Incorporation, whether before or after shareholder approval, including by reason of the failure to obtain the approval of bmp Mobility AG Venture Capital which is required as a condition to amending the Certificate of Incorporation.

                                              OWNERSHIP OF SECURITIES

         The following table sets forth certain information as of November 5, 1999 (except as otherwise noted) with respect to the beneficial ownership of Common Stock and Preferred Stock by (i) each person known by the Corporation to be the beneficial owner of more than 5% of the outstanding shares of Common Stock (ii) each director of the Corporation, (iii) each named officer of the Corporation listed in the Summary Compensation Table and (iv) all officers and directors of the Corporation as a group. Unless otherwise noted, the Corporation believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

---------------------------------------  --------------------  ------------------ ------------------ --------------------
                                              NUMBER OF                               NUMBER OF
                                              SHARES OF           APPROXIMATE         SHARES OF          APPROXIMATE
NAME AND ADDRESS OF BENEFICIAL                  COMMON             PERCENT OF         PREFERRED           PERCENT OF
OWNER(1)                                       STOCK(2)              CLASS              STOCK               CLASS
---------------------------------------  --------------------  ------------------ ------------------ --------------------
Geoffrey T. Burnham                           431,894(3)              2.9%                --                  --
---------------------------------------  --------------------  ------------------ ------------------ --------------------
Susan M. Burnham                              431,894(4)              2.9%                --                  --
---------------------------------------  --------------------  ------------------ ------------------ --------------------
Leonard E. Lundberg                               --                  --                  --                  --
---------------------------------------  --------------------  ------------------ ------------------ --------------------
bmp Mobility AG Venture Capital
Charlottenstrasse 16, D-10117
Berlin, Germany                              2,367,650(7)            15.6%           1,000,000(7)            100%
---------------------------------------  --------------------  ------------------ ------------------ --------------------
Dafico Investment Corporation                  660,468                4.4%                --                  --
c/o Frank R. Cohen, Esq.
Cohen & Cohen
445 Park Avenue, 15th Floor
---------------------------------------  --------------------  ------------------ ------------------ --------------------

---------------------------------------  --------------------  ------------------ ------------------ --------------------
                                              NUMBER OF                               NUMBER OF
                                              SHARES OF           APPROXIMATE         SHARES OF          APPROXIMATE
NAME AND ADDRESS OF BENEFICIAL                  COMMON             PERCENT OF         PREFERRED           PERCENT OF
OWNER(1)                                       STOCK(2)              CLASS              STOCK               CLASS
---------------------------------------  --------------------  ------------------ ------------------ --------------------
New York, New York 10022 (8)
---------------------------------------  --------------------  ------------------ ------------------ --------------------
All Directors and executives                  898,980(9)              5.9%                --                  --
officers as a group (5 persons)
---------------------------------------  --------------------  ------------------ ------------------ --------------------

-------------

* Represents beneficial ownership of less than 1% of the Common Stock.

(1) Unless otherwise indicated, the address of each beneficial owner identified is 15 Link Drive, Binghamton, New York 13904.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from November 5, 1999 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of November 5, 1999 have been exercised or converted. Assumes a base of 15,153,955 shares of Common Stock outstanding, before any consideration is given to outstanding options or warrants.

(3) Includes 23,823 shares held in trust by Dr. Burnham as trustee, as to which Dr. Burnham disclaims any beneficial interest; 4,925 shares, and 4,925 shares issuable upon exercise of Private Warrants (as defined in Footnote 9), held in an IRA trust for the benefit of Dr. Burnham; certain non-plan options to purchase 39,404 shares; and 165,405 shares owned by Susan M. Burnham, the wife of Dr. Burnham, and 31,000 shares issuable upon the exercise of options granted to Ms. Burnham pursuant to the Corporation's 1995 Stock Option Plan, as amended (the "Option Plan"), as to which Dr. Burnham disclaims any beneficial interest.

(4) Includes 162,412 shares owned by Dr. Burnham; 23,823 shares held in trust by Dr. Burnham as trustee; 4,925 shares, and 4,925 shares issuable upon exercise of Private Warrants, held in an IRA trust for the benefit of Dr. Burnham; and 39,404 shares issuable upon exercise of certain non-plan options held by Dr. Burnham, as to all of which Susan
         M. Burnham disclaims any beneficial interest; and 31,000 shares issuable upon the exercise of Option Plan options granted to Ms. Burnham.

(5) Consists of certain non-plan options to purchase 9,851 shares and Option Plan options to purchase 7,500 shares.

(6) Consists of 10,341 purchased shares and Option Plan options to purchase 7,500 shares.

(7) Consists of 2,000,000 shares of common stock purchased February 8, 1999 and 367,650 shares previously owned. Excludes 5,000,000 shares of Common Stock issuable upon conversion of the Series B Stock because such shares are not convertible by bmp Mobility AG Venture Capital according to the terms of the Securities Purchase Agreement, as amended, pursuant to which such shares were acquired although they would be convertible by a transferee of bmp Mobility AG Venture Capital so long as such transferee were not an affiliate of bmp Mobility AG Venture Capital.

(8)      Based upon numbers provided to the Corporation as of July 28, 1998.

(9) Includes an aggregate of 93,170 shares of Common Stock issuable upon the exercise of Option Plan options, certain non-plan options and warrants (the "Private Warrants"), through April 1995 to investors in the Corporation's December 1994 private placement, to purchase 4,925 shares of Common Stock purchased by Dr. Burnham and warrants purchased in the Corporation's initial public offering.


                 STOCKHOLDER PROPOSALS FOR 2000 PROXY STATEMENT

         Proposals of Stockholders intended to be presented at the next annual meeting of the Corporation's stockholders must be received by the Corporation for inclusion in the Corporation's 2000 Proxy Statement and form of proxy on or prior to February 27, 2000 in accordance with Rule 14a-8(e) promulgated under the Exchange Act. This Proxy Statement confers discretionary authority to vote on any stockholder proposal with respect to which the Corporation did not receive notice a reasonable time before mailing of this Proxy Statement in accordance with Rule 14a-4(c) under the Exchange Act.

                                 OTHER BUSINESS

         The Board of Directors knows of no other matters to be presented at the Special Meeting. However, if any other matters do properly come before the Special Meeting, or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote in accordance with their best judgment.

                                          By Order of the Board of Directors,


                                          GEOFFREY T. BURNHAM
                                          Chairman of the Board

November __, 1999
Binghamton, New York

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                  SEMICONDUCTOR LASER INTERNATIONAL CORPORATION


       (Pursuant to Sections 242 of the Delaware General Corporation Law)

           SEMICONDUCTOR LASER INTERNATIONAL CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that:

           FIRST: The name of the corporation is Semiconductor Laser International Corporation.

           SECOND: The Board of Directors of the Corporation duly adopted a resolution proposing and declaring it advisable that the first paragraph of Article FOURTH of the Certificate of Incorporation of the Corporation be amended in its entirety to read as follows:

           The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is eighty million (80,000,000) shares divided into two classes of which five million (5,000,000) shares of par value $.01 per share shall be designated Preferred Stock and seventy five million (75,000,000) shares of par value $.01 per share shall be designated Common Stock.

           THIRD: This amendment to the Certificate of Incorporation of the Corporation was duly adopted in accordance with the applicable provisions of
Section 242 of the Delaware General Corporation Law.

           FOURTH: This amendment to the Certificate of Incorporation of the Corporation shall be effective on and as of the date of filing of this Certificate of Amendment with the office of the Secretary of State of the State of Delaware.


                      SEMICONDUCTOR LASER INTERNATIONAL
                      CORPORATION


                      By:___________________________________
                           Name:    Geoffrey T. Burnham
                           Title:   President, Chief Executive Officer
                                    and Chairman of the Board

                                       A-1